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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 2002




                                MGI PHARMA, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-10736                 41-1364647
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



          5775 West Old Shakopee Road, Suite 100, Bloomington, MN 55437
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On December 2, 2002, MGI PHARMA, Inc. (the "Company") consummated the sale of convertible subordinated notes and warrants to purchase shares of Company common stock pursuant to a convertible note and warrant purchase agreement, dated as of November 27, 2002 (the "Purchase Agreement"), with Deerfield Partners, L.P. and Deerfield International Limited (together, the "Investors"). Under the terms of the Purchase Agreement, the Company issued to the Investors subordinated notes convertible into an aggregate of 2,571,428 shares of Company common stock at conversion prices ranging from $7.00 to $10.50 per share. Each of the notes has a term of five years and bears interest at the rate of 3% per year payable semi-annually. The Company also issued to the Investors warrants to purchase, during a five-year period, an aggregate of up to 400,000 shares of Company common stock at exercise prices of $8.75 and $10.50 per share. Pursuant to the terms of the Purchase Agreement, the Company may not raise additional capital until the occurrence of certain events or December 31, 2003, whichever is earlier. The Company will register with the Securities and Exchange Commission the shares underlying the notes and warrants.

         The form of convertible subordinated promissory note, the form of common stock purchase warrant, and the Purchase Agreement are attached to this report as Exhibits 4.1, 4.2, and 99.1, respectively, and are incorporated herein by reference. This summary of the provisions of the Purchase Agreement is not complete and is qualified in its entirety by reference to the agreement. The press release dated December 2, 2002 announcing the closing of the transaction is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.

 4.1     Form of Convertible Subordinated Promissory Note.

 4.2     Form of Common Stock Purchase Warrant.

99.1 Convertible Note and Warrant Purchase Agreement, dated as of November 27, 2002, among MGI PHARMA, Inc., Deerfield Partners, L.P and Deerfield International Limited.

99.2     Press Release, dated December 2, 2002.

                                      -2-

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

December 3, 2002                     MGI PHARMA, INC.



                                     By:  /s/ William C. Brown
                                          -------------------------------------
                                          William C. Brown
                                          Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

 4.1     Form of Convertible Subordinated Promissory Note.

 4.2     Form of Common Stock Purchase Warrant.

99.1 Convertible Note and Warrant Purchase Agreement, dated as of November 27, 2002, among MGI PHARMA, Inc., Deerfield Partners, L.P and Deerfield International Limited.

99.2     Press Release, dated December 2, 2002.